SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Special Global Small Cap Fund

ALLSPRING MULTI-ASSET FUNDS
For the Allspring Diversified Capital Builder Fund
Allspring Diversified Income Builder Fund

ALLSPRING SPECIALTY FUNDS
For the Allspring Innovation Fund
Allspring Precious Metals Fund
Allspring Utility and Telecommunications Fund

ALLSPRING U.S. EQUITY FUNDS
For the Allspring Common Stock Fund
Allspring Disciplined Small Cap Fund
Allspring Disciplined U.S. Core Fund
Allspring Discovery Small Cap Growth Fund
Allspring Emerging Growth Fund
Allspring Growth Fund
Allspring Large Cap Core Fund
Allspring Large Cap Growth Fund
Allspring Large Cap Value Fund
Allspring Large Company Value Fund
Allspring Mid Cap Growth Fund
Allspring Opportunity Fund
Allspring Premier Large Company Growth Fund
Allspring Small Company Value Fund
Allspring SMID Cap Growth Fund
Allspring Special Large Cap Value Fund
Allspring Special Mid Cap Value Fund
Allspring Special Small Cap Value Fund
(collectively, the “Funds”)

Effective immediately, the disclosure contained under the sub-heading “Form of Redemption Proceeds” in the section entitled “Buying and Selling Fund Shares” is replaced with the following:

Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Under normal circumstances, we expect to meet redemption requests either by using uninvested cash or cash equivalents or by using the proceeds from the sale of portfolio securities, at the discretion of the portfolio manager(s). The Allspring Funds may also borrow through a bank line of credit for the purpose of meeting redemption requests, although we do not expect to draw funds from this source on a regular basis. In lieu of making cash payments, we reserve the right to determine in our sole discretion, including under stressed market conditions, whether to satisfy one or more redemption requests by making payments in securities. In such cases, we may meet all or part of a redemption request by making payment in securities(“redemptions in-kind”) equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received. Generally, such redemptions in-kind will be effected through a pro rata distribution of all portfolio securities in the relevant Fund, except that cash will be paid for that portion of the in-kind distribution that would be represented by certain assets.

In some circumstances, including in order to manage and optimize a Fund’s portfolio composition, a Fund in its discretion may accept large purchase orders from one or more financial institutions that are willing, upon redemption of their investment in the Fund, to receive their redemption in-kind rather than in cash. To the extent it determines that doing so would be in the best interest of the Fund and its shareholders, Funds Management, as the investment manager to the Fund, shall have the authority to effect the redemption in-kind transaction, including the authority to effect non-pro rata distributions to redeeming shareholders (provided that the redeeming shareholder is not an affiliated person, or an affiliated person of such person, of the relevant Fund) in a manner consistent with applicable policies and procedures. In effecting such redemption in-kind, Funds Management may select securities to distribute to the redeeming shareholder by considering certain factors, including transaction costs, market impact, tax efficiency, operational restrictions on transfer, news or information in financials pertaining to a specific issuer, and/or any other factor Funds Management believes is relevant. The Funds’ short-term trading policy, as described below under “Frequent Purchases and Redemptions of Fund Shares” shall not apply to the transactions described in this paragraph.

August 20, 2024	SUP4305 08-24